UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2008
FX REAL ESTATE AND ENTERTAINMENT INC.
(Exact name of registrant as specified in charter)

Delaware	001-33902	36-4612924
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	650 Madison Avenue	10022
	New York, New York	(Zip Code)
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (212) 838-3100

(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 13, 2008, FX Real Estate and Entertainment Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing that Michael J. Meyer was appointed to serve on the board of directors of the Company (the “Board of Directors”). At the time of the appointment of Mr. Meyer, no determination had been made as to his membership on any committees of the Board of Directors. This amendment to the Original 8-K is being filed to report that on August 13, 2008 the Board of Directors appointed Mr. Meyer to serve as a member of the Board of Directors’ Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX REAL ESTATE AND ENTERTAINMENT INC.

By:	/s/ Mitchell J. Nelson

Name:	Mitchell J. Nelson
Title:	Executive Vice President ,General Counsel and Secretary
DATE: August 14, 2008